Exhibit 10.2

Warrant Certificate No. ___

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

Effective Date: [   ], 2014

Void After: [   ], 2019

CALPIAN, INC.

WARRANT TO PURCHASE COMMON STOCK

Calpian, Inc., a Texas corporation (the “Company”), for value received on [                        ], 201__ (the “Effective Date”), hereby issues to [ ] (the “Holder” or “Warrant Holder”) this Warrant (the “Warrant”) to purchase, [         ] shares (each such share as from time to time adjusted as hereinafter provided being a “Warrant Share” and all such shares being the “Warrant Shares”) of the Company’s Common Stock (as defined below), at the Exercise Price (as defined below), as adjusted from time to time as provided herein, on or before [                ], 201__ (the “Expiration Date”), all subject to the following terms and conditions. This Warrant is one of a series of warrants of like tenor that have been issued in connection with the Company’s private offering solely to accredited investors of units in accordance with, and subject to, the terms and conditions described in the Subscription Agreement, as the same may be amended and supplemented from time to time (the “Subscription Agreement”).

As used in this Warrant, (i) “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York, New York, are authorized or required by law or executive order to close; (ii) “Common Stock” means the common stock of the Company, par value $0.001 per share, including any securities issued or issuable with respect thereto or into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event; (iii) “Exercise Price” means $1.25 per share of Common Stock, subject to adjustment as provided herein; (iv) “Trading Day” means any day on which the Common Stock is traded (or available for trading) on its principal trading market; (v) “Affiliate” means any person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a person, as such terms are used and construed  in  Rule  144  promulgated  under  the  Securities  Act  of  1933,  as  amended  (the “Securities Act”) and (vi) “Warrant holders” means the holders of Warrants issued pursuant to the Subscription Agreement.

1.         DURATION AND EXERCISE OF WARRANTS

(a)       Exercise Period. The Holder may exercise this Warrant in whole or in part on any Business Day on or before 5:00 P.M., Eastern Time, on the Expiration Date, at which time this Warrant shall become void and of no value.

(b)       Exercise Procedures.

(i)        While this Warrant remains outstanding and exercisable in accordance with Section 1(a), the Holder may exercise this Warrant in whole or in part at any time and from time to time by:

(A)           delivery to the Company of a duly executed copy of the Notice of
Exercise form attached hereto as Attachment A;

(B)      surrender of this Warrant to the Secretary of the Company at its principal offices or at such other office or agency as the Company may specify in writing to the Holder in accordance with Section 11 below; and

(C)      payment of the then-applicable Exercise Price per share multiplied by the number of Warrant Shares being purchased upon exercise of the Warrant (such amount, the “Aggregate Exercise Price”) made in the form of cash, or by certified check, bank draft or money order payable in lawful money of the United States of America.

(ii)     Upon the exercise of this Warrant in compliance with the provisions of this Section 1(b), the Company shall promptly issue and cause to be delivered to the Holder a certificate for the Warrant Shares purchased by the Holder.   Each exercise of this Warrant shall be effective immediately prior  to  the  close  of  business  on  the  date  (the  “Date  of  Exercise”) that  the conditions set forth in Section 1(b) have been satisfied, as the case may be.  On or before the first Business Day following the date on which the Company has received each of the Notice of Exercise and the Aggregate Exercise Price (the “Exercise Delivery Documents”), the Company shall transmit an acknowledgment of receipt of the Exercise Delivery Documents to the Company’s transfer agent (the “Transfer Agent”). On or  before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Notice of Exercise, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise.  Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares.

(iv)      If the Company shall fail for any reason or for no reason to issue to the Holder, within three (3) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, and if on or after such Business Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing bid price on the date of exercise.

(c)       Partial Exercise.  This Warrant shall be exercisable, either in its entirety or, from time to time, for part only of the number of Warrant Shares referenced by this Warrant. If this Warrant is submitted in connection with any exercise pursuant to Section 1 and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the actual number of Warrant Shares being acquired upon such an exercise, then the Company shall as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant of like tenor representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

(d)       Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 16.

2.         ISSUANCE OF WARRANT SHARES

(a)       The  Company  covenants  that  all  Warrant  Shares  will,  upon  issuance  in accordance with the terms of this Warrant, be (i) duly authorized, fully paid and non-assessable, and (ii) free from all liens, charges and security interests, with the exception of claims arising through the acts or omissions of any Holder and except as arising from applicable Federal and state securities laws.

(b)       The Company shall register this Warrant upon records to be maintained by the Company for that purpose in the name of the record holder of such Warrant from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner thereof for the purpose of any exercise thereof, any distribution to the Holder thereof and for all other purposes.

(c)       The Company will not, by amendment of its certificate of incorporation, by-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all action necessary or appropriate in order to protect the rights of the Holder to exercise this Warrant, or against impairment of such rights.

3.         ADJUSTMENTS  OF  EXERCISE  PRICE,  NUMBER  AND  TYPE  OF  WARRANT SHARES

(a)       The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

(i)        Subdivision or Combination of Stock. In case the Company shall at any time subdivide (whether by way of stock dividend, stock split or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined (whether by way of stock combination, reverse stock split or otherwise) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased.  The Exercise Price and the Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 3(a)(i).

(ii)       Dividends in Stock, Property, Reclassification. If at any time, or from time to time, all of the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefore:

(A)      any shares of stock or other securities that are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

(B)      additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3(a)(i) above), then and in each such case, the Exercise Price and the number of Warrant Shares to be obtained upon exercise of this Warrant shall be adjusted proportionately, and the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to above) that such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.   The Exercise Price and the Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 3(a)(ii).

(iii)     Reorganization, Reclassification, Consolidation, Acquisition or Sale. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an “Organic  Change”),  then,  as  a  condition  of  such  Organic  Change,  lawful  and  adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable assuming the full exercise of the rights represented by this Warrant. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant and registration rights) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holder and delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.   If there is an Organic Change, then the Company shall cause to be mailed to the Holder at its last address as it shall appear on the books and records of the Company, at least 10 calendar days before the effective date of the Organic Change, a notice stating the date on which such Organic Change is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares for securities, cash, or other property delivered upon such Organic Change; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to exercise this Warrant during the 10-day period commencing on the date of such notice to the effective date of the event triggering such notice.  In any event, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall be deemed to assume such obligation to deliver to such Holder such shares of stock, securities or assets even in the absence of a written instrument assuming such obligation to the extent such assumption occurs by operation of law.

(b)      Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 3, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall promptly furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; and (ii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

(c)       Certain Events. If any event occurs as to which the other provisions of this Section 3 (c)are not strictly applicable but the lack of any adjustment would not fairly protect the purchase rights of  the  Holder under this  Warrant in  accordance with  the  basic  intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, then the Company's Board of Directors will, in good faith, make an appropriate adjustment to protect the rights of the Holder; provided, that no such adjustment pursuant to this Section 3(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 3.

(d)      Adjustment to Exercise Price Upon Issuance of Common Stock.  Except as provided in this Section 3, if the Company shall, at any time or from time to time after the Effective Date but prior to the one-year anniversary of the Effective Date, issue or sell Additional Shares of Common Stock, as defined below, without consideration or for consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale), then immediately upon such issuance or sale (or deemed issuance or sale), the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced (and in no event increased) to an Exercise Price equal to the quotient obtained by dividing:

(i) the sum of (A) the product obtained by multiplying the fully diluted Common Stock Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) of Additional Shares of Common Stock by the Exercise Price then in effect plus (B) the aggregate consideration, if any, received by the Company upon such issuance or sale (or deemed issuance or sale) of Additional Shares of Common Stock; by

(ii) the sum of (A) the fully diluted Common Stock Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) of Additional Shares of Common Stock plus (B) the aggregate number of shares of Common Stock issued or sold (or deemed issued or sold) by the Company in such issuance or sale of (or deemed issuance or sale) Additional Shares of Common Stock.

(e)       Adjustment to Number of Warrant Shares Upon Adjustment to Exercise Price. Upon any and each adjustment of the Exercise Price as provided in Section 3(d), the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to any such adjustment shall be increased to a number of Warrant Shares equal to the quotient obtained by dividing:

(i) the product of (A) the Exercise Price in effect immediately prior to any such adjustment multiplied by (B) the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such adjustment; by

(ii) the Exercise Price resulting from such adjustment.

(f)        Exceptions To Adjustment Upon Issuance of Common Stock. Anything herein to the contrary notwithstanding, there shall be no adjustment to the Exercise Price or the number of Warrant Shares issuable upon exercise of this Warrant with respect to any Excluded Issuance, as defined below.  For purposes of this Warrant  “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or sold by the Company after the Effective Date (including without limitation any shares of Common Stock issuable upon conversion or exchange of any convertible securities or upon exercise of any option or warrant, on an as-converted basis), other than Excluded Issuances.  An “Excluded Issuance” is any issuance or sale (or deemed issuance or sale) by the Company after the Effective Date of: (a) any securities issued or issuable by the Company pursuant to or in connection with the Subscription Agreement; (b) up to an aggregate of 3,000,000 shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of Options to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board and issued pursuant to the Company's 2011 Equity Incentive Plan (including all such shares of Common Stock and Options outstanding on the Effective Date); (c) shares of Common Stock issued upon the conversion or exercise of Options (other than Options covered by clause (b) above) or convertible securities issued prior to the Effective Date, provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof;  (d) shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Sections 3(a)(i) through 3(a)(iii) above; securities  issued  pursuant  to  acquisitions  or strategic transactions approved by a majority of disinterested directors of the Company, provided that any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities for the purpose of raising capital or to an entity whose business is investing in or selling securities and (e) securities issued to financial institutions, institutional investors or lessors in connection with credit arrangements, equipment financings or similar transactions approved by a majority of disinterested directors of the Company, but shall not include a transaction in which the Company is issuing securities for the purpose of raising capital or to an entity whose business is investing in or selling securities.

(g)       Other Adjustments. If at any time conditions shall arise by reason of action taken by the Company which in the reasonable opinion of the Board of Directors are not adequately covered by the provisions hereof and which might materially and adversely affect the rights of the Holder or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Board of Directors shall make adjustments, if any (not inconsistent with the standards established in this Section 3), of the Warrant price (including, if necessary, any adjustment as to the securities for which the Warrants may thereafter be exercisable) and any distribution which is or would be required to preserve the rights of the Holder.

(h)       No Dilution or Impairment. Subject to the provisions of Section 3(a)(iii), the Company will not, by amendment of its restated articles of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment.

 4.        REDEMPTION OF WARRANTS

(a)       General.  After the two (2) year anniversary of the Effective Date, the Company shall have the option, subject to the conditions set forth herein, to redeem all of the Warrants then outstanding upon not less than thirty (30) days nor more than sixty (60) days prior written notice to the Warrant Holders at any time provided that, at the time of delivery of such notice (i) there is an effective registration statement covering the resale of the Warrant Shares, and (ii) the closing bid price of the Company’s Common Stock for each of the ninety (90) consecutive Trading Days prior to the date of the notice of redemption is at least $3.00 as proportionately adjusted to reflect any stock splits, stock dividends, combination of shares or like events.

(b)       Notice.  Notice of redemption will be effective upon mailing in accordance with this Section and such date may be referred to below as the “Notice Date.”  Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than 30 days prior to the date fixed for redemption to the Holders of the Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder received such notice.

(c)       Redemption Date and Redemption Price.  The notice of redemption shall state the date set for redemption, which date shall be not less than thirty (30) days, or more than sixty (60) days, from the Notice Date (the “Redemption Date”). The Company shall not mail the notice of redemption unless all funds necessary to pay for redemption of the Warrants to be redeemed shall have first been set aside by the Company for the benefit of the Warrant Holders so as to be and continue to be available therefor. The redemption price to be paid to the Warrant Holders will be $0.001 for each share of Common Stock of the Company to which the Warrant Holder would then be entitled upon exercise of the Warrant being redeemed, as adjusted from time to time as provided herein (the “Redemption Price”).

(d)      Exercise.  Following the Notice Date, the Warrant Holders may exercise their Warrants in accordance with Section 1 of this Warrant between the Notice Date and 5:00 p.m. Eastern Time on the Redemption Date and such exercise shall be timely if a duly executed Notice of Exercise and the Warrant Exercise Price for the shares of Common Stock to be purchased are actually received by the Company at its principal offices prior to 5:00 p.m. Eastern Time on the Redemption Date.

(e)      Mailing. If any Warrant Holder does not wish to exercise any Warrant being redeemed, he should mail such Warrant to the Company at its principal offices after receiving the notice of redemption. On and after 5:00 p.m. Eastern Time on the Redemption Date, notwithstanding that any Warrant subject to redemption shall not have been surrendered for redemption, the obligation evidenced by all Warrants not surrendered for redemption or effectively exercised shall be deemed no longer outstanding, and all rights with respect thereto shall forthwith cease and terminate, except only the right of the holder of each Warrant subject to redemption to receive the Redemption Price for each share of Common Stock to which he would be entitled if he exercised the Warrant upon receiving notice of redemption of the Warrant subject to redemption held by him.

5.         TRANSFERS AND EXCHANGES OF WARRANT AND WARRANT SHARES

(a)       Registration  of  Transfers  and  Exchanges.  Subject to Section 5(c), upon the Holder’s surrender of this Warrant, with a duly executed copy of the Form of Assignment attached as Attachment B, to the Secretary of the Company at its principal offices or at such other office or agency as the Company may specify in writing to the Holder, the Company shall register the transfer of all or any portion of this Warrant. Upon such registration of transfer, the Company shall issue a new Warrant, in substantially the form of this Warrant, evidencing the acquisition rights transferred to the transferee and a new Warrant, in similar form, evidencing the remaining acquisition rights not transferred, to the Holder requesting the transfer.

(b)       Warrant Exchangeable for Different Denominations. The Holder may exchange this Warrant for a new Warrant or Warrants, in substantially the form of this Warrant, evidencing in  the  aggregate the  right  to  purchase the  number of  Warrant Shares  which may  then  be purchased hereunder, each of such new Warrants to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the Holder. The Holder shall surrender this Warrant with duly executed instructions regarding such re-certification of this Warrant to the Secretary of the Company at its principal offices or at such other office or agency as the Company may specify in writing to the Holder.

(c)       Restrictions on  Transfers.  This Warrant may  not  be  transferred at  any  time without (i) registration under the Securities Act or (ii) an exemption from such registration and a written opinion of legal counsel addressed to the Company that the proposed transfer of the Warrant may be effected without registration under the Securities Act, which opinion will be in form and from counsel reasonably satisfactory to the Company.

(d)       Permitted Transfers and  Assignments.    Notwithstanding any provision to  the contrary in this Section 5, the Holder may transfer, with or without consideration, this Warrant or any of the Warrant Shares (or a portion thereof) to the Holder’s Affiliates (as such term is defined under Rule 144 of the Securities Act) without obtaining the opinion from counsel that may be required by Section 5(c)(ii), provided, that the Holder delivers to the Company and its counsel  certification,  documentation,  and   other   assurances  reasonably  required  by   the Company’s counsel to enable the Company’s counsel to render an opinion to the Company’s Transfer Agent that such transfer does not violate applicable securities laws.

6.         MUTILATED OR MISSING WARRANT CERTIFICATE

If this Warrant is mutilated, lost, stolen or destroyed, upon request by the Holder, the Company will, at its expense, issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, representing the right to acquire the equivalent number of Warrant Shares; provided, that, as a prerequisite to the issuance of a substitute Warrant, the Company may require satisfactory evidence of loss, theft or destruction as well as an indemnity from the Holder of a lost, stolen or destroyed Warrant.

7.         PAYMENT OF TAXES

The  Company  will  pay  all  transfer  and  stock  issuance  taxes  attributable  to  the preparation, issuance and delivery of this Warrant and the Warrant Shares (and replacement Warrants) including, without limitation, all documentary and stamp taxes; provided, however, that the Company shall not be required to pay any tax in respect of the transfer of this Warrant, or the issuance or delivery of certificates for Warrant Shares or other securities in respect of the Warrant Shares to any person or entity other than to the Holder.

8.         FRACTIONAL WARRANT SHARES

No  fractional  Warrant  Shares  shall  be  issued  upon  exercise  of  this  Warrant.  The Company, in lieu of issuing any fractional Warrant Share, shall round up the number of Warrant Shares issuable to nearest whole share.

9.         NO STOCK RIGHTS AND LEGEND
No holder of this Warrant, as such, shall be entitled to vote or be deemed the holder of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise (except as provide herein).

Each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST  THEREIN  MAY  BE  OFFERED,  SOLD,  PLEDGED,  ASSIGNED  OR OTHERWISE  TRANSFERRED  UNLESS  (1)  A  REGISTRATION  STATEMENT  WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.”

10.       REGISTRATION RIGHTS

The Holder shall be entitled to the registration rights as are contained in the Registration Rights Agreement of even date herewith, by and among the Company, the Holder and the other subscribers of the Company’s securities pursuant to the Subscription Agreements, the provisions of which are deemed incorporated herein by reference.

11.       NOTICES

All notices, consents, waivers, and other communications under this Warrant must be in writing and will be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission (with respect to facsimile) by the transmitting equipment; (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, if to the registered Holder hereof; or (d) seven days after the placement of the notice into the mails (first class postage prepaid), to the Holder at the address, facsimile number, or e-mail address furnished by the registered Holder to the Company in accordance with the Subscription Agreement by and between the Company and the Holder, or if to the Company, to it at Calpian, Inc. 500 North Akard Street, Suite 2850, Dallas, Texas 75201, Attention: Harold Montgomery, CEO (or to such other address, facsimile number, or e-mail address as the Holder or the Company as a party may designate by notice the other party) with a copy to Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006, Fax: 212-930-9725, Attention:  Darrin M. Ocasio, Esq.

12.       SEVERABILITY

If a court of competent jurisdiction holds any provision of this Warrant invalid or unenforceable, the other provisions of this Warrant will remain in full force and effect. Any provision of this Warrant held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

13.       BINDING EFFECT

This Warrant shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, the registered Holder or Holders from time to time of this Warrant and the Warrant Shares.

14.       SURVIVAL OF RIGHTS AND DUTIES

This Warrant shall terminate and be of no further force and effect on the earlier of 5:00 P.M., Eastern Time, on the Expiration Date or the date on which this Warrant has been exercised in full.

15.       GOVERNING LAW
This Warrant will be governed by and construed under the laws of the State of New York without regard to conflicts of laws principles that would require the application of any other law.

16.       DISPUTE RESOLUTION

In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Notice of Exercise giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days, submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

17.       NOTICES OF RECORD DATE

Upon (a) any establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, or (b) any capital reorganization, reclassification, recapitalization, merger or consolidation of the Company with or into any other corporation, any transfer of all or substantially all the assets of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or the sale, in a single transaction, of a majority of the Company’s voting stock (whether newly issued, or from treasury, or previously issued and then outstanding, or any combination thereof), the Company shall mail to the Holder at least ten (10) Business Days, or such longer period as may be required by law, prior to the record date specified therein, a notice specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, option or right, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up, or sale is expected to become effective and (iii) the date, if any, fixed as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, transfer, consolation, merger, dissolution, liquidation or winding up.

18.       RESERVATION OF SHARES

The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock for issuance upon the exercise of this Warrant, free from pre-emptive rights, such number of shares of Common Stock for which this Warrant shall from time to time be exercisable.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation. Without limiting the generality of the foregoing, the Company covenants that it will use commercially reasonable efforts to take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and use commercially reasonable efforts to obtain all such authorizations, exemptions or consents, including but not limited to consents from the Company’s stockholders or Board of Directors or any public regulatory body, as may be necessary to enable the Company to perform its obligations under this Warrant.

19.       NO THIRD PARTY RIGHTS

This Warrant is not intended, and will not be construed, to create any rights in any parties other than the Company and the Holder, and no person or entity may assert any rights as third- party beneficiary hereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first set forth above.

CALPIAN, INC.

By:		Name:
Title: